SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Original Report: January 31, 1996

                             CORNERSTONE REALTY INCOME TRUST, INC.
                    (Exact name of registrant as specified in its charter)

        VIRGINIA                    0-23954                      54-1589139
        (State of            (Commission File Number)          (IRS Employer
      Incorporation                                          Identification No.)

        306 East Main Street
        Richmond, Virginia                  23219
        (Address of principal             (Zip Code)
         executive offices)

        Registrant's telephone number, including area code:
                             (804) 643-1761

                             CORNERSTONE REALTY INCOME TRUST, INC.

                                          FORM 8-K/A

                                             Index

                                                                     Page No.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits

               b.     Independent Auditor's Report
                           (Scarlett Oaks Apartments)                   6

                      Historical Statement of Income and
                           Direct Operating Expenses
                           (Scarlett Oaks Apartments)                   7

                      Note to Historical Statement of
                           Income and Direct Operating
                           Expenses (Scarlett Oaks Apartments)          8

               c.     Independent Auditors' Report
                           (Ashley Park Apartments)                    10

                      Historical Statement of Income and
                           Direct Operating Expenses
                           (Ashley Park Apartments)                    11

                      Note to Historical Statement of
                           Income and Direct Operating
                           Expenses (Ashley Park Apartments)           12

               d.     Independent Auditors' Report
                           (Colonial Ridge Apartments)                 14

                      Historical Statement of Income and
                           Direct Operating Expenses
                           (Colonial Ridge Apartments)                 15

                      Note to Historical Statement of
                           Income and Direct Operating
                           Expenses (Colonial Ridge Apartments)        16

               e.     Pro Forma Statement of Operations for
                          the Three Months ended March 31, 1996
                          (unaudited)

                      Pro Forma Statement of Operations
                          for the Year ended December 31, 1995
                          (unaudited)

               f.     Exhibits

                      23.1   Consent of Independent Auditors

                      23.2   Consent of Independent Auditors

                      23.3   Consent of Independent Auditors

        The Company hereby amends and restates Item 7.b., 7.c., 7.d. and 7.e. of its Current Report on Form 8-K dated January 31, 1996 as follows:

                                           ITEM 7.B.

                       [L.P. MARTIN & COMPANY LETTERHEAD]



                         INDEPENDENT AUDITORS' REPORT





    The Board of Directors
    Cornerstone Realty Income Trust, Inc.
    Richmond, Virginia


          We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Scarlett Oaks Apartments located in Augusta, Georgia for the twelve month period ended January 31, 1996. This statement is the responsibility of the management of Scarlett Oaks Apartments. Our responsibility is to express an opinion on this statement based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

          In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Scarlett Oaks Apartments (as defined-above) for the twelve month period ended January 31, 1996, in conformity with generally accepted accounting principles.




    Richmond, Virginia
    April 24, 1996                                  /s/ L.P. MARTIN & CO., P.C.

                            SCARLETT OAKS APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED JANUARY 31, 1996

INCOME
 Rental and Other Income                                          $ 763,810

DIRECT OPERATING EXPENSES
 Administrative and Other                                            73,586
 Insurance                                                           17,657
 Repairs and Maintenance                                            136,915
 Taxes, Property                                                     41,000
 Utilities                                                           43,960

     TOTAL DIRECT OPERATING EXPENSES                                313,118

     Operating income exclusive of items not
     comparable to the proposed future operations
     of the property                                              $ 450,692




See accompanying note to the financial statement.

                  SCARLETT OAKS APARTMENTS

NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
   EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                 OPERATIONS OF THE PROPERTY

            TWELVE MONTHS ENDED JANUARY 31, 1996


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Scarlett Oaks Apartments is a 165 unit residential garden style apartment complex located in Augusta, Georgia. Living space totals 131,340 square feet.

During the financial statement period, the assets comprising the property were owned by Scarlett Oaks of Augusta, L.L.C. Cornerstone Realty Income Trust, Inc. purchased the property in April, 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, legal fees, accounting fees and management fees.

                                           ITEM 7.C.

[KPMG Peat Marwick LLP LOGO]



Independent Auditors' Report



The Board of Directors
Cornerstone Realty Income Trust, Inc.:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 1, of Ashley Park Apartments for the year ended December 31, 1995. This historical summary is the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Ashley Park Apartments.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 1 of Ashley Park Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                        /s/ KPMG PEAT MARWICK LLP

Richmond, Virginia
April 25, 1996
                                      -10-

ASHLEY PARK APARTMENTS

Historical Summary of Operating Revenue and Expenses (Note 1)

For the year ended December 31, 1995


Operating revenue-
  Rental and other income                                      $ 1,706,415

Operating expenses:
  Repairs and maintenance                                          147,125
  Salaries, wages and payroll taxes                                170,663
  Insurance                                                         18,509
  Utilities                                                        100,612
  Advertising                                                       19,275
  Real estate taxes                                                146,465
  Other                                                             27,629

Total operating expenses                                           630,278

Operating revenue in excess of operating expenses             $  1,076,137

See accompanying notes to historical summary of operating revenue and expenses.

ASHLEY PARK APARTMENTS

Historical Summary of Operating Revenue and Expenses

For the year ended December 31, 1995


 (1) Summary of Significant Accounting Policies

     Description of the Property

     Ashley Park Apartments is a 272 unit residential garden style apartment complex located on approximately 27 acres of land on the southside of Richmond, Virginia. The buildings were completed in 1988 and contain total living space of approximately 208,000 square feet.

     Basis of Presentation

     The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the period presented as certain revenues and expenses, which may not be comparable to those expected to be incurred by Cornerstone Realty Income Trust, Inc. in the proposed future operations of the apartments have been excluded. Interest and non-rent related income have been excluded from revenue, and mortgage interest, management fees, property depreciation and amortization and other costs not directly related to the future operations of Ashley Park Apartments have been excluded from expenses. Management is not aware of any material factors relating to Ashley Park Apartments that would cause the historical summary of operating revenue and expenses to not be indicative of future operating results of the apartments.


 (2) Acquisition Transaction

     Cornerstone Realty Income Trust, Inc. acquired Ashley Park Apartments on March 29, 1996, effective March 1, 1996.

                                   ITEM 7.d.

INDEPENDENT AUDITORS' REPORT

The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Colonial Ridge Apartments located in Virginia Beach, Virginia for the twelve month period ended December 31, 1995. This statement is the responsibility of the management of Colonial Ridge Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Colonial Ridge Apartments (as defined above) for the twelve month period ended December 31, 1995, in conformity with generally accepted accounting principles.

Richmond, Virginia
June 4, 1996

                                               /s/     L. P. MARTIN & CO., P.C.
                                                    ____________________________
                                                       L. P. MARTIN & CO., P.C.

                           COLONIAL RIDGE APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                     TWELVE MONTHS ENDED DECEMBER 31, 1995

INCOME

        Rental and Other Income .....................................   $832,771



DIRECT OPERATING EXPENSES

        Administrative and Other ....................................     77,159

        Insurance ...................................................      6,690

        Repairs and Maintenance .....................................    118,212

        Taxes, Property .............................................     58,224

        Utilities ...................................................     89,092

                   TOTAL DIRECT OPERATING EXPENSES ..................    349,377

          Operating income exclusive of items not
          comparable to the proposed future operations
          of the property ...........................................   $483,394





See accompanying note to the financial statement.

                           COLONIAL RIDGE APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                         MONTHS ENDED DECEMBER 31, 1995

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Colonial Ridge Apartments is a 148 unit residential garden style apartment complex located on 7.75 acres in Virginia Beach, Virginia. Living space totals 125,800 square feet.

The assets comprising the property were owned by Colonial Ridge, L.C. during the financial statement period. Cornerstone Realty
Income Trust, Inc. purchased the property in April 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, loan amortization, property depreciation, legal fees, management fees and accounting fees.

                                   ITEM 7.e.


PRO FORMA STATEMENT OF OPERATIONS FOR THE QUARTER ENDED MARCH 31, 1996
(UNAUDITED)

The accompanying unaudited Pro Forma Statement of Operations for the quarter ended March 31, 1996 is presented as if (a) the Company had owned the acquired properties shown below on January 1, 1996, (b) the Company had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the year, and (c) the Company had used proceeds from its offering to acquire the properties. The unadjusted Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if such transactions, in fact, had occurred on January 1, 1996, nor does it purport to represent the results of operations for future periods.


                                          Historical    Meadows    West Eagle   Ashley Park  Arbor Trace       1996
                                         Statement of  Pro Forma    Pro Forma    Pro Forma    Pro Forma     Pro Forma      Total
                                          Operations   Adjustments Adjustments  Adjustments  Adjustments    Adjustments  Pro Forma
Date of Acquisitions                           -        1/31/96       3/1/96       3/1/96      3/1/96            -            -

Revenues from rental properties           $6,552,688    $90,006     $127,302     $284,403    $138,795            -       $7,193,194
Rental expenses:
         Utilities                           610,146      7,903        7,327       16,769      14,849            -          656,994
         Repairs and maintenance             720,876     14,553       22,819       39,027      19,702            -          816,977
         Taxes and insurance                 580,250      5,273        9,776       27,496      10,819            -          633,614
         Property management                 349,665        -           -             -         -              35,573       385,238
         Advertising                         144,819      1,484        3,066        3,213       3,215            -          155,797
         General and administrative          217,912        -           -             -         -              10,127       228,039
         Amortization                          7,641        -           -             -         -                -            7,641
         Depreciation of rental property   1,238,249        -           -             -         -             128,600     1,366,849
         Other                               540,701      4,452        9,198       18,542       9,645            -          582,538
                                           4,410,259     33,665       52,186      105,047      58,230         174,300     4,833,687

Income before interest income (expense)    2,142,429     56,341       75,116      179,356      80,565        (174,300)    2,359,507
Interest income                               76,338        -           -             -         -                -           76,338
Interest expense                             (46,880)       -           -             -         -                -          (46,880)
Net Income                                $2,171,887    $56,341      $75,116     $179,356     $80,565       ($174,300)   $2,388,965

Net income per share                           $0.16                                                                          $0.15

Wgt. avg. number of shares outstanding    13,944,419                                                                     15,599,509


The pro forma adjustments give effect to the actual rental income and expenses for the properties for the period in 1996 prior to their acquisition by the Company. Notes to the Pro Forma Statement of Operations are as follows: (1) property management expense has been adjusted based on the Company's contractual arrangement, and (2) depreciation has been adjusted based on the Company's depreciable basis of the acquired properties of $24,225,000, a 27.5 year life and the respective periods prior to their acquisition. The pro forma rental income and expenses of each property are based on the annual financial results of each respective property as obtained in an audit by an independent auditor. Management believes these results are representative of the actual results of operations for the periods in which the Company did not own the properties. The Company financed part of the purchase price of certain acquisitions with short term borrowings, which were subsequently retired with proceeds of the Company's on-going best efforts offering within approximately 60 days of acquisition. The pro forma weighted average number of shares includes the number of shares necessary to provide proceeds adequate to finance the purchase price.





PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995
(UNAUDITED)

The accompanying unaudited Pro Forma Statement of Operations for the year ended December 31, 1995 is presented as if (a) the Company had owned the acquired properties shown below on January 1, 1995, (b) the Company had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the year, and (c) the Company had used proceeds from its offering to acquire the properties. The unadjusted Pro Forma Statement of Operations does not purport to represent what the Company's results of operations would actually have been if such transactions, in fact, had occurred on January 1, 1995, nor does it purport to represent the results of operations for future periods.


                                          Historical                       1995        Meadows      West Eagle    Ashley Park
                                         Statement of      1995          Pro Forma    Pro Forma      Pro Forma     Pro Forma
                                          Operations    Acquisitions    Adjustments   Adjustments   Adjustments    Adjustments
Date of Acquisitions                            -            -              -          1/31/96         3/1/96        3/1/96

Revenues from rental properties          $16,300,821    $7,778,024          -        1,080,070        $763,810     $1,706,415
Rental expenses:
         Utilities                         1,676,938       577,495          -           94,834          43,960        100,612
         Repairs and maintenance           2,042,819     1,442,619          -          174,632         136,915        234,163
         Taxes and insurance               1,342,427       677,381          -           63,281          58,657        164,974
         Property management                 896,521         -           $451,856          -              -              -
         Advertising                         378,089       180,896          -           17,808          18,397         19,275
         General and administrative          609,969         -            112,858          -              -              -
         Amortization                         30,564         -              -              -              -              -
         Depreciation of rental property   2,788,818         -          1,316,783          -              -              -
         Other                             1,283,396       542,686          -           53,425          55,189        111,254
                                          11,049,541     3,421,077      1,881,497      403,980         313,118        630,278

Income before interest income (expense)    5,251,280     4,356,947     (1,881,497)     676,090         450,692      1,076,137
Interest income                              226,555         -              -              -              -              -
Interest expense                            (248,120)        -              -              -              -              -

Net Income                                $5,229,715    $4,356,947    ($1,881,497)    $676,090        $450,692     $1,076,137

Net income per share                           $0.64

Wgt. avg. number of shares outstanding     8,176,803

                                            Arbor Trace       1996
                                             Pro Forma     Pro Forma      Total
                                            Adjustments   Adjustments   Pro Forma
Date of Acquisitions                           3/1/96          -           -

Revenues from rental properties              $832,771          -       $28,461,911
Rental expenses:
         Utilities                             89,092          -         2,582,931
         Repairs and maintenance              118,212          -         4,149,360
         Taxes and insurance                   64,914          -         2,371,634
         Property management                     -          $241,983     1,590,360
         Advertising                           19,290          -           633,755
         General and administrative              -            68,513       791,340
         Amortization                            -             -            30,564
         Depreciation of rental property         -           880,944     4,986,545
         Other                                 57,869          -         2,103,819
                                              349,377      1,191,440    19,240,308

Income before interest income (expense)       483,394     (1,191,440)    9,221,603
Interest income                                  -             -           226,555
Interest expense                                 -             -          (248,120)

Net Income                                   $483,394    ($1,191,440)   $9,200,038

Net income per share                                                         $0.60

Wgt. avg. number of shares outstanding                                  15,389,944


The pro forma adjustments give effect to the actual rental income and expenses for the properties for the period in 1996 prior to their acquisition by the Company. Notes to the Pro Forma Statement of Operations are as follows: (1) property management expense has been adjusted based on the Company's contractual arrangement, and (2) depreciation has been adjusted based on the Company's depreciable basis of the acquired properties of $81,786,345, a 27.5 year life and the respective periods prior to their acquisition. The pro forma rental income and expenses of each property are based on the annual financial results of each respective property as obtained in an audit by an independent auditor. Management believes these results are representative of the actual results of operations for the periods in which the Company did not own the properties. The Company financed part of the purchase price of certain acquisitions with short term borrowings, which were subsequently retired with proceeds of the Company's on-going best efforts offering within approximately 60 days of acquisition. The pro forma weighted average number of shares includes the number of shares necessary to provide proceeds adequate to finance the purchase price. (3) See for detail of 1995 acquistions.



PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)-NOTE 3

The following schedule provides detail of 1995 acquisitions by property included in the Pro Forma Statement of Operations for the year ended December 31, 1995.
(See   )


                                           Sterling Pointe  Breckinridge    Magnolia     Bay Watch    Hanover     Mill Creek
                                              Pro Forma       Pro Forma     Pro Forma    Pro Forma   Pro Forma    Pro Forma
                                             Adjustments     Adjustments   Adjustments  Adjustments  Adjustments  Adjustments
Date of Acquisition                            4/1/95         6/21/95        6/1/95       7/18/95      8/22/95      9/22/95

Property operations
    Revenues from rental properties            $374,940       $487,168      $429,620     $563,622     $636,160     $906,560
    Rental expenses:
           Utilities                             17,682         35,962        30,289       83,187       44,983       34,986
           Repairs and maintenance               56,047        112,044        97,415       99,880      118,199      131,318
           Taxes and insurance                   38,868         45,426        46,920       32,555       47,354       92,438
           Property management                        -             -             -           -            -            -
           Advertising                             11,857       13,508         8,733       18,415       14,269       18,112
           General and administrative                 -             -             -           -            -            -
           Amortization                               -             -             -           -            -            -
           Depreciation of rental property            -             -             -           -            -            -
           Other                                   35,570       40,526        26,198       55,244       42,808       54,335
                                                  160,024      247,466       209,555      289,281      267,613      331,189
00000000000
Income before interest income (expense)           214,916      239,702       220,065      274,341      368,547      575,371
Interest income                                       -             -             -           -            -            -
Interest expense                                      -             -             -           -            -            -

Net Income                                       $214,916     $239,702      $220,065     $274,341     $368,547     $575,371


                                              Glen Eagle    Sailboat     Tradewinds    Osprey        1995
                                               Pro Forma    Pro Forma    Pro Forma    Pro Forma   Acquisition
                                              Adjustments  Adjustments  Adjustments  Adjustments  Adjustments
Date of Acquisition                            10/26/95       11/1/95      11/9/95     11/16/95

Property operations
    Revenues from rental properties            $804,873    $1,486,737    $1,350,803    $737,541    $7,778,024
    Rental expenses:                                              -
           Utilities                             31,564       116,080       102,607      80,155       577,495
           Repairs and maintenance              137,482       322,516       189,926     177,792     1,442,619
           Taxes and insurance                   75,170       119,629       119,817      59,204       677,381
           Property management                      -             -             -           -             -
           Advertising                           16,163        36,868        32,962      10,009       180,896
           General and administrative               -             -             -           -             -
           Amortization                             -             -             -           -             -
           Depreciation of rental property          -             -             -           -             -
           Other                                 48,490       110,604        98,888      30,023       542,686
                                                308,869       705,697       544,200     357,183     3,421,077
00000000000
Income before interest income (expense)         496,004       781,040       806,603     380,358     4,356,947
Interest income                                     -             -             -           -             -
Interest expense                                    -             -             -           -             -

Net Income                                     $496,004      $781,040      $806,603    $380,358    $4,356,947





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                             Cornerstone Realty Income Trust, Inc.

Date: June 14, 1996  By:   /s/   STANLEY J. OLANDER
                                 Stanley J. Olander, Jr.
                                 Vice President of Cornerstone Realty
                                 Income Trust, Inc.

                                 EXHIBIT INDEX

                             Cornerstone Realty Income Trust, Inc.
                        Form 8-K/A for Form 8-K dated January 31, 1996

Exhibit Number            Exhibit                             Page Number

        23.1              Consent of Independent Auditors

        23.2              Consent of Independent Auditors

        23.3              Consent of Independent Auditors